UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 3, 2008
(Date of Earliest Event Reported): (September 3, 2008)

Revlon Consumer Products Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	33-59650	13-3662953
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
237 Park Avenue New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant’s telephone number, including area code)

None
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On September 3, 2008, Revlon, Inc. ("Revlon"), the parent company of Revlon Consumer Products Corporation, issued a press release (the "Press Release") announcing various matters.   A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

In accordance with General Instruction B.2 to the Form 8-K, the information under this Item 7.01 and the Press Release shall be deemed to be "furnished" to the Securities and Exchange Commission (the "SEC") and not be deemed to be "filed" with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

99.1	Press Release, dated September 3, 2008 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Revlon, Inc. furnished to the SEC on September 3, 2008).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON CONSUMER PRODUCTS
CORPORATION

		By:	/s/ Robert K. Kretzman
Robert K. Kretzman
Executive Vice President, Chief Legal
Officer and General Counsel

Date:	September 3, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated September 3, 2008 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Revlon, Inc. furnished to the SEC on September 3, 2008).